UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, AYRO, Inc. (the “Company”) held a special meeting of stockholders on September 14, 2023 (the “Special Meeting”), at which the Company’s stockholders approved a Second Amendment (the “Incentive Plan Amendment”) to the Company’s 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”), to increase the aggregate number of shares available for the grant of awards under the Incentive Plan by 5,750,000 shares to a total of 9,839,650 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 18, 2023 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split Amendment

As reported below under Item 5.07 of this Current Report, the Company held the Special Meeting on September 14, 2023, at which meeting the Company’s stockholders approved an amendment (the “Reverse Stock Split Amendment”) to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the shares of Common Stock either issued and outstanding or held by the Company as treasury stock at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Company’s board of directors (the “Board”) and included in a public announcement (the “Reverse Stock Split”). Following the Special Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-8 and approved the corresponding final form of the Reverse Stock Split Amendment. On September 14, 2023, the Company filed the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, effective as of 4:00 p.m. (New York time) on September 15, 2023.

As a result of the Reverse Stock Split, every eight shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 37,732,530 shares to approximately 4,716,567 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will not change as a result of the Reverse Stock Split.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options and warrants granted by the Company, the per share conversion price and the number of shares of Common Stock that may be issued upon conversion of outstanding shares of convertible preferred stock issued by the Company and the number of shares of Common Stock reserved for future issuance under the Incentive Plan.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market on September 18, 2023. The trading symbol for the Common Stock will remain “AYRO.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 054748207.

For more information about the Reverse Stock Split, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Reverse Stock Split Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Share Increase Amendment

As reported below under Item 5.07 of this Current Report, at the Special Meeting the Company’s stockholders approved an amendment to the Certificate of Incorporation (the “Share Increase Amendment”) to authorize the Board, at its discretion, to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Increase of Authorized Shares”). The Board determined to effect the Increase of Authorized Shares following the Special Meeting. On September 14, 2023, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware to effect the Increase of Authorized Shares, effective as of 4:05 p.m. (New York time) on September 15, 2023.

For more information about the Increase of Authorized Shares, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Share Increase Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on September 14, 2023. As of the close of business on August 14, 2023, the record date for the Special Meeting, there were (i) 37,732,530 shares of Common Stock, entitled to an aggregate of 37,732,530 votes, (ii) 50 shares of Series H-6 Convertible Preferred Stock, par value $0.0001 per share, entitled to an aggregate of 1,000 votes, and (iii) 22,000 shares of Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), entitled to an aggregate of 30,555,555 votes, outstanding and entitled to vote on the proposals described below, provided, however, that holders of shares of Series H-7 Preferred Stock were not entitled to vote such shares on the Issuance Proposal (as defined below).

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. Each proposal is described in detail in the Proxy Statement. The final voting results are as follows:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying shares of convertible preferred stock and warrants issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated August 7, 2023, by and among the Company and the investors named therein, and an engagement agreement between the Company and Palladium Capital Group, LLC, in an amount equal to or in excess of 20% of the Common Stock outstanding before the issuance of such convertible preferred stock and warrants (including any amortization payments made to the holders of such convertible preferred stock in the form of issuance of shares of Common Stock and upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”).

For	Against	Abstain	Broker Non-Votes
4,653,024	716,400	78,920	0

2.	A proposal to approve the Reverse Stock Split Amendment and to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split Amendment is approved by the Company’s stockholders at the Special Meeting, the Reverse Stock Split (the “Reverse Stock Split Proposal”).

For	Against	Abstain
41,248,619	3,024,342	99,002

3.	A proposal to approve the Share Increase Amendment and authorize the Board, at its discretion, to effect the Increase of Authorized Shares (the “Share Increase Proposal”);

For	Against	Abstain	Broker Non-Votes
40,714,087	3,447,437	210,439	0

4.	A proposal to approve the Incentive Plan Amendment (the “Incentive Plan Amendment Proposal”).

For	Against	Abstain	Broker Non-Votes
30,446,348	2,026,765	58,564	11,840,286

5.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal or the Incentive Plan Amendment Proposal.

For	Against	Abstain
40,329,561	3,764,746	277,656

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 7.01	Regulation FD Disclosure.

On September 15, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Reverse Stock Split Amendment
3.2	Share Increase Amendment
10.1	Incentive Plan Amendment
99.1	Press Release, dated September 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: September 15, 2023	By:	/s/ Thomas M. Wittenschlaeger
Thomas M. Wittenschlaeger
Chief Executive Officer